Exhibit: 99.2

Old National Bancorp Financial Trends Second Quarter 2008 July 28, 2008
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -All share and per share data have been adjusted for stock dividends.
-Summations may not equal due to rounding.
-In connection with certain derivative transactions related to interest rate swap agreements, the Company restated the year ended December 31, 2004. For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp
Financial Summary
Second Quarter 2008

					2007				2008
2004	2005	2006	2007	Profitability (in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$63.1	$63.8	$79.4	$74.9	NET INCOME	$10.8	$19.6	$22.6	$22.0	$19.3	$19.5
2.8	(14.8)	—	—	INCOME from Discontinued Operations (net of tax)	—	—	—	—	—	—
60.3	78.6	79.4	74.9	INCOME from Continuing Operations (net of tax)	10.8	19.6	22.6	22.0	19.3	19.5

				Diluted EPS
$0.90	$0.93	$1.20	$1.14	Net Income	$0.16	$0.30	$0.34	$0.34	$0.29	$0.30
0.04	(0.22)	—	—	Income from Discontinued Operations	—	—	—	—	—	—
0.86	1.15	1.20	1.14	Income from Continuing Operations	0.16	0.30	0.34	0.34	0.29	0.30

				Ratios — Net Income
8.83%	9.31%	12.43%	11.67%	Return on Average Common Equity	6.74%	12.30%	14.22%	13.39%	11.51%	11.58%
0.69%	0.74%	0.97%	0.94%	Return on Average Assets	0.52%	0.96%	1.15%	1.14%	1.01%	1.03%

				Ratios — Income from Continuing Operations
8.44%	11.47%	12.43%	11.67%	Return on Average Common Equity	6.74%	12.30%	14.22%	13.39%	11.51%	11.58%
0.66%	0.91%	0.97%	0.94%	Return on Average Assets	0.52%	0.96%	1.15%	1.14%	1.01%	1.03%
73.92%	65.58%	68.54%	71.01%	Efficiency Ratio	80.44%	70.31%	67.46%	66.84%	63.87%	68.37%
3.08%	3.09%	3.15%	3.28%	Net Interest Margin (FTE)	3.00%	3.20%	3.37%	3.56%	3.68%	3.85%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.2%	10.6%	11.1%	10.6%	Tier 1	9.8%	10.1%	10.5%	10.6%	11.0%	11.2%
14.9%	14.4%	14.5%	13.3%	Total	13.1%	13.4%	13.9%	13.3%	13.8%	14.1%
7.7%	7.7%	8.0%	7.7%	Leverage Ratio (to Average Assets)	7.1%	7.3%	7.7%	7.7%	8.0%	8.2%

7.83%	7.94%	7.81%	8.04%	Total Equity to Assets (Averages)	7.77%	7.83%	8.08%	8.51%	8.75%	8.86%

				Per Common Share Data:
0.72	0.76	0.84	1.11	Cash Dividends Declared (1)	0.22	0.22	0.22	0.45	—	0.23
80%	81%	70%	97%	Dividend Payout Ratio (1)	134%	74%	64%	134%	—	77%
10.16	9.61	9.66	9.86	Book Value (EOP)	9.65	9.45	9.78	9.86	10.20	9.80
24.63	21.64	18.92	14.96	Market Value (EOP)	18.18	16.61	16.57	14.96	18.00	14.26

				Other Statistics
2,565	2,572	2,568	2,494	Full Time Equivalent Employees (2)	2,572	2,535	2,481	2,494	2,478	2,499

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	Based on the number of employees associated with continuing operations.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Six Months		Change			Second Quarter		Change
2008	2007	$	%		2008	2007	$	%
$210.5	$242.7	$(32.2)	-13.3%	Interest Income (FTE)	$102.0	$122.2	$(20.2)	-16.5%
80.4	128.1	(47.7)	-37.3%	Less: Interest Expense	36.0	63.6	(27.6)	-43.3%

130.1	114.6	15.5	13.5%	Net Interest Income (FTE)	65.9	58.6	7.4	12.5%

9.5	9.7	(0.2)	-2.4%	Wealth Management Fees	4.9	4.8	0.1	1.9%
21.5	21.5	0.1	0.2%	Service Charges on Deposit Accounts	11.3	11.2	0.0	0.4%
8.5	6.7	1.8	26.6%	ATM Fees	4.5	3.5	0.9	26.3%
2.6	2.1	0.5	24.6%	Mortgage Banking Revenue	1.4	1.1	0.2	20.9%
21.4	20.8	0.6	2.8%	Insurance Premiums and Commissions	9.3	10.2	(0.9)	-8.4%
5.1	5.6	(0.5)	-8.6%	Investment Product Fees	2.4	2.8	(0.3)	-12.6%
5.5	4.8	0.7	15.7%	Company-owned Life Insurance	2.8	2.4	0.4	15.3%
10.7	5.2	5.4	104.2%	Other Income	5.2	2.9	2.3	77.8%

84.8	76.4	8.4	11.0%	Total Fees, Service Charges & Other Rev.	41.7	39.0	2.8	7.1%

6.6	(2.7)	9.3	N/M	Gains (Losses) Sales of Securities	2.1	(0.0)	2.1	N/M
(1.0)	(0.2)	(0.8)	N/M	Gains (Losses) Derivatives	(0.3)	(0.2)	(0.1)	N/M

90.4	73.5	16.9	23.0%	Total Noninterest Income	43.5	38.7	4.8	12.3%

220.5	188.1	32.4	17.2%	Total Revenues (FTE)	109.5	97.3	12.1	12.5%

85.5	82.9	2.6	3.1%	Salaries and Employee Benefits	43.2	41.5	1.6	3.9%
19.2	11.9	7.3	61.5%	Occupancy	9.6	5.5	4.0	72.7%
5.1	5.9	(0.8)	-14.1%	Equipment	2.5	2.8	(0.3)	-12.1%
4.7	4.6	0.1	3.1%	Marketing	2.7	2.2	0.4	20.3%
9.6	9.9	(0.3)	-3.3%	Data Processing	4.9	4.8	0.1	2.1%
4.5	4.7	(0.2)	-4.4%	Communication	2.2	2.3	(0.1)	-5.9%
3.5	3.8	(0.3)	-6.8%	Professional Fees	1.9	1.9	0.0	2.1%
3.0	3.0	(0.0)	-1.6%	Loan Expenses	1.7	1.9	(0.1)	-6.1%
1.6	1.8	(0.2)	-8.7%	Supplies	0.7	0.8	(0.0)	-1.6%
9.1	13.0	(3.9)	-30.2%	Other Expense	5.4	4.7	0.8	16.4%

145.8	141.5	4.3	3.0%	Total Noninterest Expense	74.8	68.4	6.4	9.4%

27.6	2.4	25.2	NM	Provision for loan losses	5.7	—	5.7	N/M

47.1	44.2	2.9	6.6%	Income before Income Taxes and Discontinued Operations (FTE)	28.9	28.9	0.0	0.1%

(0.7)	5.4	(6.1)	-112.4%	Income Taxes on Continuing Ops.	4.8	5.1	(0.2)	-4.9%
9.0	8.5	0.5	6.1%	FTE Adjustment	4.6	4.3	0.3	8.2%

8.3	13.9	(5.5)	-39.9%	Total Taxes (FTE)	9.4	9.3	0.1	1.1%

$38.8	$30.3	$8.5	27.9%	Net Income	$19.5	$19.6	$(0.1)	-0.4%

				EPS
$0.59	$0.46	$0.13	28.0%	Diluted Net Income	$0.30	$0.30	$(0.00)	-0.3%

				Average Common Shares Outstanding (000’s)
65,631	65,764	(133)	-0.2%	Basic	65,640	65,723	(83)	-0.1%
65,784	65,836	(52)	-0.1%	Diluted	65,812	65,804	8	0.0%

66,206	66,194	12	0.0%	Common Shares Outstanding (EOP) (000’s)	66,206	66,194	12	0.0%
FTE — Fully taxable equivalent basis
EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Second Quarter 2008
($ In Millions except EPS information)

					2007				2008
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$441.0	$446.8	$471.2	$478.5	Interest Income (FTE)	$120.5	$122.2	$120.3	$115.6	$108.5	$102.0
185.4	206.1	239.0	242.2	Less: Interest Expense	64.5	63.6	60.7	53.4	44.3	36.0

255.7	240.7	232.2	236.4	Net Interest Income (FTE)	56.0	58.6	59.5	62.2	64.2	65.9

20.4	20.3	19.5	18.7	Wealth Management Fees	4.9	4.8	4.6	4.4	4.6	4.9
48.5	47.2	42.3	44.8	Service Charges on Deposit Accounts	10.2	11.2	11.5	11.8	10.2	11.3
9.5	11.1	12.1	14.5	ATM Fees	3.2	3.5	3.8	4.0	4.0	4.5
8.5	4.9	4.1	4.4	Mortgage Banking Revenue	1.0	1.1	1.2	1.1	1.2	1.4
32.8	35.2	41.5	39.0	Insurance Premiums and Commissions	10.6	10.2	8.9	9.3	12.1	9.3
12.0	9.0	8.7	10.7	Investment Product Fees	2.9	2.8	2.7	2.4	2.7	2.4
8.0	8.1	9.0	9.8	Company-owned Life Insurance	2.4	2.4	2.4	2.6	2.8	2.8
9.5	28.3	13.8	16.1	Other Income	2.3	2.9	2.9	8.0	5.4	5.2

149.2	164.1	150.9	158.0	Total Fees, Service Charges & Other Rev.	37.4	39.0	37.9	43.7	43.1	41.7

2.9	0.9	1.5	(3.0)	Gains (Losses) Sales of Securities	(2.7)	(0.0)	(0.5)	0.1	4.5	2.1
10.8	(3.4)	1.5	0.2	Gains (Losses) Derivatives	0.0	(0.2)	0.2	0.2	(0.7)	(0.3)

162.9	161.6	153.9	155.1	Total Noninterest Income	34.8	38.7	37.6	44.1	46.9	43.5

418.5	402.3	386.2	391.5	Total Revenues (FTE)	90.8	97.3	97.1	106.3	111.1	109.5

171.9	147.8	157.6	163.7	Salaries and Employee Benefits	41.3	41.5	39.6	41.2	42.3	43.2
19.3	20.4	19.9	26.5	Occupancy	6.4	5.5	5.9	8.7	9.6	9.6
14.2	14.4	12.7	11.1	Equipment	3.1	2.8	2.7	2.5	2.6	2.5
9.8	8.3	10.4	8.4	Marketing	2.3	2.2	1.7	2.1	2.0	2.7
21.6	21.2	18.0	19.2	Data Processing	5.1	4.8	4.7	4.7	4.6	4.9
10.7	9.9	9.2	9.3	Communication	2.4	2.3	2.3	2.3	2.3	2.2
25.9	9.3	7.6	7.7	Professional Fees	2.0	1.9	1.7	2.2	1.7	1.9
6.5	5.3	5.7	6.0	Loan Expenses	1.2	1.9	1.5	1.4	1.3	1.7
3.8	3.8	3.4	3.5	Supplies	1.0	0.8	0.8	0.9	0.9	0.7
25.7	23.5	20.2	22.6	Other Expense	8.3	4.7	4.5	5.1	3.6	5.4

309.4	263.8	264.7	278.0	Total Noninterest Expense	73.0	68.4	65.5	71.0	70.9	74.8

22.4	23.1	7.0	4.1	Provision for Loan Losses	2.4	—	—	1.7	21.9	5.7

86.7	115.4	114.5	109.4	Income before Income Taxes and Discontinued Operations (FTE)	15.3	28.9	31.6	33.6	18.2	28.9

2.5	15.3	15.6	17.3	Income Taxes on Continuing Ops.	0.3	5.1	4.7	7.2	(5.5)	4.8
23.9	21.5	19.5	17.2	FTE Adjustment	4.2	4.3	4.3	4.4	4.4	4.6

26.4	36.8	35.1	34.5	Total Taxes (FTE)	4.5	9.3	9.0	11.6	(1.1)	9.4

60.3	78.6	79.4	74.9	Income from Continuing Ops., (net of tax)	10.8	19.6	22.6	22.0	19.3	19.5
2.8	(14.8)	—	—	Income from Discontinued Ops., (net of tax)	—	—	—	—	—	—

$63.1	$63.8	$79.4	$74.9	Net Income	$10.8	$19.6	$22.6	$22.0	$19.3	$19.5

				Diluted EPS
$0.86	$1.15	$1.20	$1.14	Income from Continuing Operations	$0.16	$0.30	$0.34	$0.34	$0.29	$0.30
0.04	(0.22)	—	—	Income from Discontinued Operations	—	—	—	—	—	—

$0.90	$0.93	$1.20	$1.14	Net Income	$0.16	$0.30	$0.34	$0.34	$0.29	$0.30

69,452	68,095	66,226	65,684	Average Basic Common Shares (000’s)	65,806	65,723	65,601	65,607	65,623	65,640
70,024	68,256	66,261	65,750	Average Diluted Common Shares (000’s)	65,863	65,804	65,658	65,707	65,754	65,812
FTE — Fully taxable equivalent basis

Old National Bancorp
Balance Sheet (EOP)
Second Quarter 2008
($ in Millions)

						Change from Prior Year
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008 vs. 6/30/2007		12/31/2006	12/31/2005
						$	%
Assets
Investments:
Treasury & Gov’t Sponsored Agencies	$333.2	$469.3	$688.9	$661.2	$637.2	$(304.0)	-47.7%	$680.2	$509.7
Mortgage-backed Securities	1,105.3	1,115.6	1,048.8	1,072.5	1,113.7	(8.5)	-0.8%	1,147.0	1,253.3
States & Political Subdivisions	328.0	294.3	294.9	259.6	263.2	64.8	24.6%	273.3	488.4
Other Securities	260.8	267.5	275.9	268.7	260.9	(0.1)	0.0%	275.7	265.1
Fed Funds Sold & Resell Agreements	1.2	—	—	0.2	5.1	(3.9)	-76.3%	283.5	123.9
Money Market Investments	10.3	72.8	8.5	4.1	3.2	7.0	218.7%	4.1	33.1

Total Investments	2,038.8	2,219.6	2,317.0	2,266.2	2,283.4	(244.6)	-10.7%	2,663.7	2,673.5

Residential Real Estate Loans Held for Sale	16.6	10.2	13.0	13.3	19.6	(3.0)	-15.2%	16.6	43.8
Loans:
Commercial Loans & Leases	1,826.1	1,740.3	1,694.7	1,692.5	1,717.2	108.9	6.3%	1,629.9	1,553.7
Commercial & Agriculture Real Estate	1,196.5	1,235.3	1,270.4	1,308.3	1,379.4	(182.9)	-13.3%	1,386.4	1,534.4
Consumer:
Home Equity	252.2	245.9	250.1	256.0	263.0	(10.7)	-4.1%	284.8	337.4
Other Consumer Loans	935.9	930.8	937.6	954.3	948.7	(12.8)	-1.4%	914.1	924.4

Subtotal of Commercial & Consumer Loans	4,210.7	4,152.3	4,152.9	4,211.1	4,308.2	(97.5)	-2.3%	4,215.1	4,349.9
Residential Real Estate	516.0	528.5	533.4	539.3	545.3	(29.3)	-5.4%	484.9	543.9

Total Loans	4,726.7	4,680.8	4,686.4	4,750.4	4,853.5	(126.8)	-2.6%	4,700.0	4,893.8

Total Earning Assets	6,782.2	6,910.6	7,016.3	7,029.9	7,156.5	(374.4)	-5.2%	7,380.3	7,611.2

Allowance for Loan Losses	(62.1)	(72.2)	(56.5)	(64.1)	(67.5)	(5.4)	-8.0%	(67.8)	(78.8)
Nonearning Assets:
Cash and Due from Banks	223.1	228.7	255.2	192.9	201.6	21.4	10.6%	210.3	245.4
Premises & Equipment	44.3	45.8	48.7	47.3	44.8	(0.5)	-1.1%	122.9	199.9
Goodwill & Intangible Assets	188.7	190.3	191.0	191.9	192.8	(4.1)	-2.1%	134.2	136.3
Company-owned Life Insurance	219.7	216.9	214.5	211.9	210.5	9.1	4.3%	198.0	193.5
Other Assets	206.0	203.4	176.9	222.8	249.0	(43.0)	-17.3%	171.6	184.7

Total Nonearning Assets	881.7	885.1	886.3	866.7	898.7	(17.0)	-1.9%	837.0	959.7

Total Assets	$7,601.8	$7,723.5	$7,846.1	$7,832.5	$7,987.7	$(386.0)	-4.8%	$8,149.5	$8,492.0

Liabilities & Equity
Noninterest-bearing Demand Deposits	$858.6	$861.1	$855.4	$840.5	$861.4	$(2.8)	-0.3%	$877.9	$891.5
NOW Accounts	1,322.7	1,312.2	1,410.7	1,427.5	1,591.1	(268.4)	-16.9%	1,449.2	1,640.7
Savings Accounts	900.6	923.4	774.1	653.4	605.9	294.6	48.6%	437.7	480.4
Money Market Accounts	483.2	517.8	562.1	690.4	746.8	(263.7)	-35.3%	925.3	869.0
Other Time under $100,000	1,191.2	1,125.3	1,283.0	1,330.8	1,341.0	(149.8)	-11.2%	1,369.0	1,378.0
Other Time $100,000 & over	470.3	476.4	562.1	673.3	754.8	(284.5)	-37.7%	932.6	840.9

Total Core Deposits	5,226.5	5,216.2	5,447.4	5,615.9	5,901.2	(674.7)	-11.4%	5,991.6	6,100.5
Brokered CD’s	145.9	130.3	216.0	258.6	311.5	(165.5)	-53.1%	329.9	365.1

Total Deposits	5,372.4	5,346.5	5,663.4	5,874.5	6,212.6	(840.2)	-13.5%	6,321.5	6,465.6

Short-term Borrowings	575.3	640.5	638.2	527.0	443.0	132.3	29.9%	312.9	302.8
Long-term Borrowings	783.4	834.9	656.7	612.1	591.5	191.9	32.4%	747.5	954.9

Total Borrowed Funds	1,358.7	1,475.4	1,295.0	1,139.2	1,034.5	324.2	31.3%	1,060.5	1,257.7

Accrued Expenses & Other Liabilities	221.7	226.2	234.9	171.4	115.1	106.6	92.6%	125.2	118.8

Total Liabilities	6,952.8	7,048.1	7,193.2	7,185.1	7,362.2	(409.4)	-5.6%	7,507.1	7,842.1

Common Stock, Surplus & Retained Earnings	689.4	684.2	664.2	671.0	662.9	26.5	4.0%	667.5	671.7
Other Comprehensive Income	(40.4)	(8.8)	(11.3)	(23.6)	(37.4)	(3.0)	-8.1%	(25.1)	(21.8)

Total Shareholders Equity	649.0	675.4	652.9	647.4	625.6	23.4	3.7%	642.4	649.9

Total Liabilities & Shareholders Equity	$7,601.8	$7,723.5	$7,846.1	$7,832.5	$7,987.7	$(386.0)	-4.8%	$8,149.5	$8,492.0

EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

					2007				2008
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Investments:
$640.4	$574.1	$584.3	$636.8	Treasury & Gov’t Sponsored Agencies	$648.8	$595.2	$641.5	$661.7	$653.4	$405.7
1,422.5	1,346.9	1,215.0	1,112.9	Mortgage-backed Securities	1,161.4	1,130.5	1,096.5	1,063.0	1,059.5	1,132.1
638.4	536.9	408.5	263.7	States & Political Subdivisions	269.4	263.7	259.3	262.4	287.6	310.6
153.3	273.9	254.6	268.6	Other Securities	272.6	263.2	260.9	277.5	276.2	265.8
71.4	16.0	72.8	109.5	Fed Funds Sold & Resell Agreements	245.3	188.2	4.3	0.4	0.0	0.4
23.7	21.1	14.8	7.7	Money Market Investments	5.1	11.2	5.2	9.2	12.4	31.6

2,949.7	2,769.0	2,550.0	2,399.1	Total Investments	2,602.5	2,452.1	2,267.7	2,274.1	2,289.1	2,146.2

				Loans:
1,611.1	1,578.2	1,592.3	1,679.6	Commercial Loans & Leases	1,675.9	1,687.7	1,677.5	1,677.4	1,710.3	1,772.9
1,767.5	1,604.2	1,466.2	1,374.7	Commercial & Agriculture Real Estate	1,433.2	1,419.2	1,351.5	1,294.9	1,251.2	1,218.7
				Consumer:
348.9	357.6	307.1	267.1	Home Equity	285.1	271.1	259.1	253.1	248.3	249.6
847.6	889.9	929.7	937.4	Other Consumer Loans	915.7	933.4	954.0	946.5	933.0	932.3

4,575.1	4,429.9	4,295.3	4,258.8	Subtotal of Commercial & Consumer Loans	4,309.9	4,311.3	4,242.1	4,172.0	4,142.9	4,173.5
765.5	584.7	527.9	556.0	Residential Real Estate (1)	550.3	570.4	557.6	545.9	542.0	535.9

5,340.7	5,014.7	4,823.1	4,814.9	Total Loans (1)	4,860.3	4,881.7	4,799.7	4,717.9	4,684.9	4,709.3

8,290.4	7,783.6	7,373.1	7,214.0	Total Earning Assets	7,462.7	7,333.8	7,067.4	6,992.0	6,973.9	6,855.5

(97.8)	(82.9)	(76.5)	(68.2)	Allowance for Loan Losses	(71.0)	(71.7)	(67.6)	(62.5)	(56.1)	(67.9)
930.9	925.8	876.7	839.2	Nonearning Assets	849.6	857.0	856.2	794.0	764.1	806.3

$9,123.5	$8,626.5	$8,173.4	$7,985.0	Total Assets	$8,241.4	$8,119.0	$7,856.0	$7,723.6	$7,682.0	$7,594.0

				Liabilities & Equity
				Noninterest-bearing Demand
$803.1	$837.6	$800.7	$828.5	Deposits	$822.5	$837.5	$821.6	$832.2	$811.2	$824.9
1,735.6	1,754.9	1,429.8	1,490.4	NOW Accounts	1,542.1	1,616.6	1,452.6	1,350.4	1,310.8	1,264.7
471.3	485.3	441.3	622.4	Savings Accounts	539.4	583.0	619.8	747.4	828.4	906.3
587.0	695.0	886.2	758.6	Money Market Accounts	882.6	811.9	735.2	604.6	541.0	498.1
2,449.3	2,202.4	2,277.9	2,134.9	Other Time	2,347.4	2,239.1	2,042.7	1,910.3	1,737.3	1,593.5

6,046.3	5,975.2	5,835.8	5,834.7	Total Core Deposits	6,134.0	6,088.2	5,671.8	5,444.9	5,228.7	5,087.6

375.3	376.2	338.4	291.5	Brokered CD’s	321.3	315.6	306.3	222.6	196.8	112.8

6,421.5	6,351.3	6,174.2	6,126.2	Total Deposits	6,455.3	6,403.8	5,978.2	5,667.5	5,425.5	5,200.4

406.1	388.2	402.2	461.8	Short-term Borrowings	375.0	376.4	525.0	570.8	625.4	679.6
1,463.5	1,094.6	835.6	615.9	Long-term Borrowings	644.0	592.8	594.3	632.5	754.7	832.5

1,869.6	1,482.8	1,237.8	1,077.7	Total Borrowed Funds	1,018.9	969.2	1,119.3	1,203.2	1,380.1	1,512.1

117.8	107.1	123.0	139.3	Accrued Expenses & Other Liabilities	127.2	110.2	123.9	195.9	204.2	208.6

8,408.9	7,941.2	7,535.1	7,343.1	Total Liabilities	7,601.4	7,483.2	7,221.3	7,066.6	7,009.7	6,921.1

708.0	690.9	666.2	666.8	Common Stock, Surplus & Retained Earnings	666.9	659.1	667.5	673.7	675.9	688.7
6.6	(5.6)	(27.8)	(25.0)	Other Comprehensive Income	(26.9)	(23.3)	(32.9)	(16.7)	(3.6)	(15.8)

714.6	685.3	638.4	641.8	Total Shareholders Equity	640.0	635.8	634.7	656.9	672.3	672.9

$9,123.5	$8,626.5	$8,173.4	$7,985.0	Total Liabilities & Shareholders Equity	$8,241.4	$8,119.0	$7,856.0	$7,723.6	$7,682.0	$7,594.0

(1) Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

					2007				2008
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Investments:
3.18%	3.44%	4.55%	5.07%	Treasury & Gov’t Sponsored Agencies	4.87%	5.11%	5.14%	5.17%	4.66%	4.97%
4.18%	4.24%	4.55%	4.68%	Mortgage-backed Securities	4.61%	4.64%	4.74%	4.74%	4.79%	5.03%
6.92%	6.88%	6.93%	7.07%	States & Political Subdivisions	7.05%	7.04%	7.10%	7.12%	6.85%	6.76%
4.14%	4.55%	5.14%	5.25%	Other Securities	5.32%	5.11%	5.22%	5.33%	5.31%	5.30%
1.31%	4.08%	5.20%	5.35%	Fed Funds Sold, Resell Agr & Money Mkt	5.41%	5.18%	8.98%	5.50%	10.74%	2.42%

4.46%	4.61%	5.01%	5.14%	Total Investments	5.07%	5.10%	5.19%	5.22%	5.11%	5.26%

				Loans:
5.41%	6.39%	7.32%	7.47%	Commercial Loans & Leases	7.54%	7.57%	7.54%	7.25%	6.64%	5.86%
5.70%	6.36%	7.27%	7.56%	Commercial & Agriculture Real Estate	7.35%	7.73%	7.85%	7.31%	6.70%	6.25%
				Consumer:
5.17%	6.28%	8.04%	8.17%	Home Equity	8.29%	8.27%	8.33%	7.78%	6.71%	5.49%
7.16%	6.93%	7.13%	7.61%	Other Consumer Loans	7.40%	7.60%	7.70%	7.71%	7.79%	7.66%

5.83%	6.48%	7.31%	7.57%	Subtotal of Commercial & Consumer Loans	7.50%	7.67%	7.73%	7.40%	6.92%	6.35%
5.60%	5.47%	5.54%	5.86%	Residential Real Estate Loans (1)	5.73%	5.90%	5.89%	5.91%	5.92%	5.85%

5.79%	6.36%	7.12%	7.38%	Total Loans (1)	7.29%	7.46%	7.51%	7.23%	6.81%	6.28%

5.32%	5.74%	6.39%	6.63%	Total Earning Assets	6.51%	6.67%	6.77%	6.58%	6.25%	5.97%

				Interest-bearing Liabilities:
0.94%	1.44%	1.92%	2.12%	NOW Accounts	2.34%	2.43%	2.16%	1.48%	0.84%	0.52%
0.47%	0.87%	1.28%	2.43%	Savings Accounts	2.35%	2.29%	2.50%	2.54%	2.03%	1.50%
1.10%	2.71%	3.32%	3.11%	Money Market Accounts	3.55%	3.31%	3.06%	2.32%	1.71%	1.14%
3.25%	3.32%	4.15%	4.64%	Other Time	4.64%	4.70%	4.63%	4.58%	4.26%	3.67%

1.99%	2.36%	3.12%	3.38%	Total Interest-bearing Deposits	3.56%	3.52%	3.38%	3.04%	2.51%	1.98%
4.71%	4.64%	4.57%	4.72%	Brokered CD’s	4.74%	4.76%	4.83%	4.53%	4.32%	4.01%

2.18%	2.52%	3.21%	3.46%	Total Interest-bearing Deposits & CD’s	3.62%	3.59%	3.47%	3.11%	2.59%	2.03%

0.96%	2.48%	3.98%	3.94%	Short-term Borrowings	4.11%	4.02%	4.12%	3.60%	2.53%	1.81%
4.05%	5.26%	6.03%	6.64%	Long-term Borrowings	6.55%	6.77%	6.82%	6.43%	5.69%	5.25%

3.37%	4.53%	5.37%	5.48%	Total Borrowed Funds	5.65%	5.70%	5.55%	5.09%	4.27%	3.70%

2.48%	2.95%	3.61%	3.80%	Total Interest-bearing Liabilities	3.93%	3.90%	3.84%	3.51%	2.98%	2.46%

2.84%	2.79%	2.78%	2.83%	Net Interest Rate Spread	2.58%	2.77%	2.93%	3.07%	3.27%	3.51%

3.08%	3.09%	3.15%	3.28%	Net Interest Margin	3.00%	3.20%	3.37%	3.56%	3.68%	3.85%

FTE — Fully taxable equivalent basis

(1) Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

					2007				2008
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$95.2	$85.7	$78.8	$67.8	Beginning Allowance for Loan Losses	$67.8	$71.3	$67.5	$64.1	$56.5	$72.2

22.4	23.1	7.0	4.1	Provision for Loan Losses	2.4	—	—	1.7	21.9	5.7

—	—	—	5.7	Acquired from acquisition	5.7	—	—	—	—	—

0.7	—	—	—	Transfer to Allow. Unfunded Commitments	—	—	—	—	—	—

(41.2)	(36.1)	(27.9)	(26.9)	Gross Charge-offs	(7.7)	(6.0)	(4.2)	(9.0)	(8.7)	(18.0)
(4.6)	(5.3)	(2.8)	(5.3)	Write-downs from Loans Sold	—	(1.1)	(1.4)	(2.8)	—	—
13.2	11.5	12.7	11.1	Gross Recoveries	3.1	3.3	2.3	2.4	2.6	2.1

(32.6)	(30.0)	(18.1)	(21.1)	Net Charge-offs	(4.6)	(3.8)	(3.3)	(9.3)	(6.1)	(15.9)

$85.7	$78.8	$67.8	$56.5	Ending Allowance for Loan Losses	$71.3	$67.5	$64.1	$56.5	$72.2	$62.1

0.61%	0.60%	0.37%	0.44%	Net Charge-offs / Average Loans (1)	0.38%	0.31%	0.28%	0.79%	0.52%	1.35%

$5,340.7	$5,014.7	$4,823.1	$4,814.9	Average Loans Outstanding (1)	$4,860.3	$4,881.7	$4,799.7	$4,717.9	$4,684.9	$4,709.3

$4,987.3	$4,937.6	$4,716.6	$4,699.4	EOP Loans Outstanding (1)	$4,900.2	$4,873.1	$4,763.7	$4,699.4	$4,691.0	$4,743.4

1.73%	1.61%	1.44%	1.20%	Allowance for Loan Loss / EOP Loans (2)	1.46%	1.39%	1.35%	1.20%	1.54%	1.31%

				Underperforming Assets:
$2.4	$1.8	$2.1	$1.5	Loans 90 Days & over (still accruing)	$0.5	$1.0	$2.2	$1.5	$1.5	$1.6

				Non-performing Loans:
54.9	55.6	41.5	40.8	Nonaccrual Loans	60.4	58.5	49.3	40.8	70.2	68.1
—	—	0.1	—	Renegotiated Loans	0.0	0.0	—	—	—	—

54.9	55.6	41.6	40.8	Total Non-performing Loans	60.5	58.5	49.3	40.8	70.2	68.1

8.3	3.6	3.3	2.9	Foreclosed properties	3.6	2.3	7.9	2.9	2.3	3.3
$65.6	$61.0	$47.0	$45.2	Total Underperforming Assets	$64.6	$61.8	$59.4	$45.2	$74.1	$72.9

$192.2	$136.6	$153.2	$115.1	Classified Loans — “Problem Loans”	$166.4	$131.8	$130.2	$115.1	$153.7	$149.8
148.1	83.2	119.8	103.2	Criticized Loans — “Special Mention Loans”	97.8	89.8	79.1	103.2	103.8	97.5

$340.3	$219.8	$273.0	$218.3	Total Classified & Criticized Loans	$264.2	$221.6	$209.3	$218.3	$257.5	$247.3

1.10%	1.13%	0.88%	0.87%	Non-performing loans / EOP Loans (1)	1.23%	1.20%	1.04%	0.87%	1.50%	1.43%

156%	142%	163%	138%	Allowance to Non-performing Loans	118%	115%	130%	138%	103%	91%

1.31%	1.24%	1.00%	0.96%	Under-performing Assets / EOP Loans (1)	1.32%	1.27%	1.25%	0.96%	1.58%	1.54%

$8,898.3	$8,492.0	$8,149.5	$7,846.1	EOP Total Assets	$8,331.6	$7,987.7	$7,832.5	$7,846.1	$7,723.5	$7,601.8

0.74%	0.72%	0.58%	0.58%	Under-performing Assets / EOP Assets	0.77%	0.77%	0.76%	0.58%	0.96%	0.96%

EOP — End of period actual balances

(1)	Includes residential loans held for sale.

(2)	Excludes residential loans held for sale.